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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the captions "Selected Financial Information" and "Experts" and to the use of our report dated February 23, 1997, in Amendment #1 to the Registration Statement (Form S-4) and related Prospectus of CCPR Services, Inc.



                                                Ernst & Young LLP
San Juan, Puerto Rico
June 13, 1997